UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2009

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004- 5591	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 8, 2009, Puget Sound Energy, Inc. entered into a purchase agreement with J.P. Morgan Securities Inc., Banc of America Securities LLC, RBS Securities Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters (the “Purchase Agreement”), in connection with the public offering by Puget Sound Energy of $350,000,000 principal amount of 5.757% Senior Notes due October 1, 2039 (the “Senior Notes”). The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 1, 2003, between the Company and U.S. Bank National Association, as trustee. Puget Sound Energy intends to use the proceeds from the issuance to repay outstanding debt under its capital expenditure credit facility.  To the extent the net proceeds exceed outstanding debt under the facility, Puget Sound Energy intends to use the net proceeds to replenish cash used to repay $150 million principal amount of its Senior Medium-Term Notes, Series B, which matured on March 9, 2009. The issuance and sale of the Senior Notes to the underwriters is expected to close, subject to standard closing conditions, on September 11, 2009, following the filing of this Form 8-K.

The Senior Notes were registered pursuant to an automatic shelf registration statement (Registration No. 157960) on Form S-3 under the Securities Act of 1933 that Puget Sound Energy filed on March 13, 2009 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on September 9, 2009.

Initially, the Senior Notes will be secured by a series of Puget Sound Energy’s electric utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s electric utility property. The Pledged First Mortgage Bonds will be issued under the Company’s First Mortgage, dated as of June 2, 1924 (the “First Mortgage”), as supplemented by an Eighty-Fourth Supplemental Indenture thereto, dated as of September 1, 2006 (the “Eighty-Fourth Supplemental Indenture”), between the Company and U.S. Bank National Association, as trustee.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Senior Notes and filing as an exhibit to the Registration Statement the most recent supplemental indenture to the First Mortgage, and all such exhibits are hereby incorporated into the Registration Statement by reference. A copy of the Purchase Agreement is filed as Exhibit 1.1 and certain information relating to Item 14 — “Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1 to this Form 8-K.

Perkins Coie LLP, counsel to Puget Sound Energy, has issued an opinion to Puget Sound Energy, dated September 11, 2009, regarding the legality of the Notes upon issuance thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 hereto.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
1.1	Purchase Agreement, dated September 8, 2009, among Puget Sound Energy, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, RBS Securities Inc. and SunTrust Robinson Humphrey, Inc.

4.1	Eighty-seventh Supplemental Indenture defining the rights of the holders of Puget Sound Energy’s Electric Utility First Mortgage Bonds.

5.1	Opinion of Perkins Coie LLP.

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, relating to the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: September 11, 2009

	By:	/s/ Donald E. Gaines
Donald E. Gaines
Vice President Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Purchase Agreement, dated September 8, 2009, among Puget Sound Energy, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, RBS Securities Inc. and SunTrust Robinson Humphrey, Inc.

4.1	Eighty-seventh Supplemental Indenture defining the rights of the holders of Puget Sound Energy’s Electric Utility First Mortgage Bonds.

5.1	Opinion of Perkins Coie LLP.

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, relating to the Registration Statement.